Exhibit 32.1

                     CERTIFICATION PURSUANT TO
                       18 U.S.C SECTION 1350,
                       AS ADOPTED PURSUANT TO
               SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly report of Consolidated-Tomoka Land Co. (The "Company") on Form 10-Q for the period ending March 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Bruce W. Teeters, Senior Vice President - Finance and Treasurer of the Company, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1)     The Report fully complies with the requirements of
             Section 13(a) or 15(d) of the Securities Exchange Act of
             1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



--------------------
Bruce W. Teeters
Senior Vice President-Finance and Treasurer

November 9, 2004